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Exhibit 99.1
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                        Clean Coke Pilot Plant Underway
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Wednesday, August 1, 2007

Salt Lake City, Utah - Terra Systems, Inc. (OTC Bulletin Board: TSYI - News)
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Terra Systems, Inc. ("TSYI ") is taking a key step in the commercialization of
Clean Coke Technology. In March 2007, TSYI announced that it had acquired the exclusive rights to Combustion Resources, LLC's ("CR") of Provo, UT patent pending Clean Coke Technology.

In the weeks and months to come, TSYI will take a lead role in the development and operation of a new clean coke pilot plant using historically marginal carbon by-products to manufacture high-grade carbon (coke) briquettes. The project will help to establish a firm basis for commercial production of value-added carbon reductants ("Clean Coke") at costs below current available products.

The clean coke pilot plant will be supported by a Center of Excellence grant awarded to the College of Eastern Utah's Western Energy Training Center ("WETC") and with the collaboration of industry and education. The industrial companies involved in this project are: Terra Systems, Inc, Combustion Resources, Inc, Manufacturing Extension Partnership, WestCAMP Inc, Mountain Island Energy, LLC (a subsidiary of Terra Systems, Inc.), and National Centers of Excellence. Educational organizations involved include the College of Eastern Utah's WETC, Brigham Young University, and Utah Valley State College.

Dr. Robert Topping, Ed.D, WETC Coordinator noted that "This is a wonderful example that shows how industry and education can come together to make great impacts. With the combination of raw coal material resources in Eastern Utah, Combustion Resource's patent pending Clean Coke Technology, Terra System's project development and management skills and the design and process control experts at WETC, the cooperation has created a dynamic partnership."

Once the pilot plant proves the process to be successful, the plant will then be duplicated on a larger scale to create a full-scale production plant, which will then be followed by the roll-out of up to three additional full-scale production plants.

Reynold Roeder, Chairman of the Board of TSYI commented, "This represents a significant opportunity for Terra. Terra is targeting December 31, 2009 to have at least one of these plants in commercial operation in order to qualify for the Internal Revenue Code Section 45k tax credits. The prior experience that the combined Combustion Resources - Terra Systems team have from working together on the successful technology development, construction, and operation of Section 29 synfuel projects should facilitate these efforts. Unlike the prior Section 29 synfuel projects, these clean coke projects are expected to have positive margins."




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TSYI Contact:
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  Clayton Timothy, CEO, 801-3919-5567, terrasystems@earthlink.net

Other Contacts:
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  WETC - Dr. Robert Topping, Ed.D., Program Coordinator, 435-613-5504,
  bob.topping@ceu.edu

  Combustion Resources - Dr. Craig Eatough, President, 801-370-0654, ceatough@crllc.com


Note: Certain statements contained herein may be forward-looking statements within the meaning of federal securities laws and Terra Systems, Inc. intends that such forward-looking statements be subject to the safe-harbor created thereby. Forward-looking statements include Terra Systems, Inc. expectations as to the managing and marketing of its businesses within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. Although Terra Systems, Inc. believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this statement.









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